POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS:

     WHEREAS, AmeriPrime Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 4 to its Registration Statement; and

     NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Post-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 10th day of August, 1996.

ATTEST:                            AmeriPrime Funds


__________________________________ By: /s/ Kenneth D. Trumpfheller
Kelli D. Shomaker, Secretary           KENNETH D. TRUMPFHELLER, President


STATE OF TEXAS           )
                         )    ss:
COUNTY OF TARRANT        )

     Before me, a Notary Public, in and for said county and state, personally appeared KENNETH D. TRUMPFHELLER, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 10th day of August, 1996.


                              Cynthia K. Mays
                              Notary Public

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS:

     WHEREAS, AmeriPrime Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 4 to its Registration Statement; and

     NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Post-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 31st day of July, 1996.

ATTEST:                            AmeriPrime Funds


/s/ Kelli D. Shomaker               By:____________________________________
Kelli D. Shomaker, Secretary            KENNETH D. TRUMPFHELLER, President


STATE OF TEXAS           )
                         )    ss:
COUNTY OF BRAZOS         )

     Before me, a Notary Public, in and for said county and state, personally appeared KELLI D. SHOMAKER, Secretary, who represented that she is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 31st day of July, 1996.


                              Marsha Lee Berger
                              Notary Public

                                   CERTIFICATE



     The undersigned, Secretary of AmeriPrime Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held July 26, 1996, and is in full force and effect:

          "WHEREAS, AmeriPrime Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 4 to its Registration Statement;

          NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Post-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated: July 31, 1996      /s/ Kelli D. Shomaker
                         Kelli D. Shomaker, Secretary
                         AmeriPrime Funds